UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/15

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend
& Income Fund, Inc.

Semi-Annual Report

June 30, 2015

Privacy Notice Regarding Customer Financial Information	Rev. 8/2015

FACTS	What does Lazard do with your personal information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all, sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

Social Security number and credit history;

Assets and income;

Account transactions;

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., and Lazard Asset Management Securities LLC, on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard collect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?	We collect your personal information, for example, when you:
Open an account;
Seek advice about your investments;
Direct us to buy securities;
Direct us to sell your securities;
Enter into an investment advisory contract;
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
Sharing for affiliates’ everyday business purposes — information about your creditworthiness;
Affiliates from using your information to market to you;
Sharing for nonaffiliates to market to you;
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Lazard does not jointly market.
Other important information
Lazard Asset Management (Canada), Inc. does not disclose any non-public personal information about its customers or former customers to any third party, except as permitted by or required by any applicable law, including the laws of the United States and Canada.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended June 30, 2015. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

For the second quarter of 2015, the Fund’s net asset value (“NAV”) performance underperformed its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). The performance for the since-inception time period was also below the benchmark. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2015)

For the second quarter of 2015, the Fund’s NAV returned -0.7%, underperforming the Index return of 0.4%. Over the year-to-date, the Fund’s NAV performance of -1.9% has underperformed the Index return of 2.7%. Due to this recent weak performance, the Fund’s NAV performance over longer time periods and since inception is now also lagging the benchmark. The since inception annualized return is 6.1% versus 6.4% for the Index. Shares of LOR ended the second quarter of 2015 with a market price of $11.66, representing a 13.1% discount to the Fund’s NAV per share of $13.41.

The Fund’s net assets were $92.2 million as of June 30, 2015, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $120.1 million, representing a 23.2% leverage rate. This leverage rate is higher than that at the end of the first quarter of 2015 (20.4%), and below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the financial sector added value. However, stock selection within the consumer discretionary and materials sectors and in the United States and China detracted from performance.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was weak in the second quarter and for the year-to-date,

and has been a meaningful negative contributor to performance over the last couple of years. However, it has contributed positively to performance since the Fund’s inception.

As of June 30, 2015, 77.8% of the Fund’s total leveraged assets consisted of world equities, 19.5% consisted of emerging market currency and debt instruments, and 2.7% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.50% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.07649, representing a distribution yield of 7.87% based on the Fund’s market price of $11.66 as of close of trading on the NYSE on June 30, 2015. It is currently estimated that, of the $0.45894 distributed per share for the year-to-date, $0.14682 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(77.8% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include IBM, a US-based provider of computer solutions, including technologies, systems, products, services, software and financing; Vivendi, a French entertainment content

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

company that provides digital and pay-television services, music, interactive entertainment, and mobile and fixed-line telecommunication services; and Wynn Macau, a Chinese (Macau-based) operator of casinos.

As of June 30, 2015, 35.1% of these stocks were based in North America, 22.9% were based in continental Europe (not including the United Kingdom), 24.4% were from Asia (not including Japan), 6.8% were from the United Kingdom, 4.5% were based in Africa and the Middle East, 4.3% were based in Latin America, and 2.0% were from Japan. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at June 30, 2015, were financials (34.4%), which includes banks, insurance companies, and financial services companies; and information technology (13.4%), which consists of companies involved in semiconductor production, semiconductor equipment, software and services, and technology hardware and equipment. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, health care, industrials, materials, telecom services, and utilities. The average dividend yield on the securities held in the world equity portfolio was approximately 5.3% as of June 30, 2015.

World Equity Markets Review

Global markets were down slightly in the second quarter, rallying during the early part of the period before fading late in the quarter as issues in Greece intensified. Since the middle of 2014, valuation-oriented strategies, including more contrarian income strategies, have struggled as momentum factors dominated market returns and highly valued areas of the market, such as the United States, materially outperformed. This market environment changed during the quarter as the value style, as measured by the MSCI World Value Index, rebounded sharply in April and only lagged its growth counterpart slightly for the quarter, a material improvement from recent periods. The relative return of the MSCI World High Yield Index has followed a similar pattern. The US market actually lagged global markets slightly for the first time since mid-2013 as it was weighed down by the surprising decline in US GDP in the first quarter, while previous laggards such as China and Brazil outperformed. The obvious driver of this change in market dynamics was the sharp rise in government bond yields around the world during the quarter. Government bond yields fell sharply in early 2015 as optimism over a global recovery faded and investors positioned for an extended period of low rates, bidding up growth stocks whose future profits would be worth more if discounted at a lower rate. Bond market sentiment changed during the second quarter as investors became more confident that Europe had stabilized and begun to heal and that the decline in US GDP was driven by poor weather and a port strike, and would likely prove short lived.

What Helped and What Hurt LOR

Stock selection in the financials sector contributed to performance in the second quarter. Shares of commercial bank China Construction Bank rose on a broad rally in Chinese shares and on continued government stimulus. We continue to like China Construction Bank due to its valuation, broad franchise, strong balance sheet, sound credit practices, and returns to shareholders. Stock selection in the consumer staples sector also helped performance. Shares of Japan Tobacco rose, owing to positive earnings results and the acquisition of an e-cigarette company. We like Japan Tobacco due to the strength of its business outside Japan, increased cost savings in its domestic business, and management’s focus on shareholder returns.

In contrast, stock selection in the materials sector and within the US detracted from performance in the second quarter. Shares of titanium dioxide producer Tronox fell due to a disappointing earnings report and a broad decline in commodity prices. We continue to hold Tronox, as we like the company’s position within the market and its balance sheet and sustainable dividend yield. Stock selection in the consumer discretionary sector and in China also hurt performance. Shares of Macau gaming stocks, namely Wynn Macau, Sands China, and MGM China, declined during the quarter as the effects of government regulation and anti-graft campaign continue to weigh on the industry. We remain positive on Macau gaming as structural drivers for growth stay intact even as the industry goes through a period of transition. Additionally, the group’s valuation and dividend profile remain compelling.

Emerging Market Currency and Debt Portfolio

(19.5% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2015, this portfolio con-

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

sisted of forward currency contracts (66.8%) and sovereign debt obligations (33.2%). The average duration of the emerging market currency and debt portfolio decreased relative to the first quarter of 2015, with the second quarter duration at approximately 18 months, while the average yield decreased from 7.6%2 at the end of March 31, 2015 to 6.3% on June 30, 2015.

Emerging Market Currency and Debt Market Review
Emerging markets local currency and debt markets were mixed during the second quarter, but seemed to falter toward the end of June, roiled by concerns over Greece’s possible exit from the euro zone, Chinese stock market turbulence, and uncertainty over the timing of the initial US Federal Reserve interest rate hike.

What Helped and What Hurt LOR

Top quarterly contributors included Serbia, Brazil, Kazakhstan, Zambia, and China. Serbia local debt rallied during the quarter on the back of rate cuts and currency stability. Inflation-linked local debt in Brazil (partially currency hedged) rallied during the quarter. Kazakhstan benefited from high devaluation risk premia (40% to 50%) as forwards rolled toward maturity and the tenge was steady. In Zambia, our exposure benefited from the kwacha’s rally on prudent monetary policy. Higher copper (Zambia’s main export) prices throughout the first half of May also helped. In China (the strategy’s largest exposure) we benefited from a relatively high yield and the People’s Bank of China directive to maintain currency stability ahead of the potential use of an International Monetary Fund loan.

Conversely, several countries detracted from results. Uganda hurt as the shilling has depreciated on increased US dollar demand due to higher imports and a rising budget deficit. Hungary detracted as the strategy’s local bond exposure weakened in response to rising core yields, while the forint weakened versus the euro. Local bond positions in Romania detracted due to rising political risk, but that loss was mitigated by hedging the Romanian leu which fell by 2.3% over second quarter against the US dollar. Mexico detracted as the peso fell due to the negative impact of lower oil on growth and current accounts there. Turkey weakened early in the quarter due to political risk ahead of June elections and expectations that the central bank will ease rates despite rising inflation.

Notes to Investment Overview:

1	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. A period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2015; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 6/30/15
LOR at Market Price	$16,095
LOR at Net Asset Value	18,040
MSCI ACWI Index	18,608

Average Annual Total Returns*
Periods Ended June 30, 2015
(unaudited)

	One Year	Five Years	Ten Years
Market Price	-17.58%	10.27%	4.87%
Net Asset Value	-13.91%	10.08%	6.08%
MSCI ACWI Index	0.71%	11.93%	6.41%

*	All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings
June 30, 2015 (unaudited)

Security	Value	Percentage of Net Assets
PacWest Bancorp	$3,111,925	3.4%
ConocoPhillips	2,940,679	3.2
AXA SA	2,820,658	3.1
Siliconware Precision Industries Co., Ltd.	2,715,139	2.9
Bezeq The Israeli Telecommunication Corp., Ltd.	2,620,522	2.8
Cisco Systems, Inc.	2,419,006	2.6
Blackstone Mortgage Trust, Inc., Class A	2,332,957	2.5
Agricultural Bank of China, Ltd., Class H	2,256,202	2.4
Vodafone Group PLC	2,192,635	2.4
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,182,090	2.4

Portfolio Holdings by Sector
June 30, 2015 (unaudited)

Sector	Percentage of Total Investments
Consumer Discretionary	9.9%
Consumer Staples	4.6
Energy	8.3
Financials	30.2
Health Care	1.4
Industrials	5.1
Information Technology	11.8
Materials	2.9
Telecommunication Services	8.8
Utilities	4.9
Sovereign Debt	9.3
Short-Term Investment	2.8
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2015 (unaudited)

Description	Shares	Value
Common Stocks—99.1%
Australia—2.8%
Asaleo Care, Ltd.	592,645	$868,785
DUET Group	562,671	1,002,838
Transurban Group	101,732	729,969
		2,601,592
Austria—1.0%
UNIQA Insurance Group AG	100,515	906,446
Belgium—1.5%
bpost SA	51,568	1,416,567
Brazil—4.4%
Ambev SA	164,600	1,011,180
Banco do Brasil SA	175,717	1,372,233
Direcional Engenharia SA	170,200	276,450
Grendene SA	127,900	688,227
Natura Cosmeticos SA	74,600	660,797
		4,008,887
Cambodia—0.6%
NagaCorp, Ltd.	780,000	577,588
Canada—0.9%
Alaris Royalty Corp.	34,000	829,992
China—6.6%
Agricultural Bank of China, Ltd., Class H	4,174,000	2,256,202
China Construction Bank Corp., Class H	2,035,180	1,861,489
China Shenhua Energy Co., Ltd., Class H	300,500	685,391
Huaneng Power International, Inc. Class H	528,000	734,284
Industrial and Commercial Bank of China, Ltd., Class H	680,440	539,854
		6,077,220
France—11.2%
AXA SA	111,802	2,820,658
Gaztransport Et Technigaz SA	11,070	700,250
Rexel SA	118,464	1,909,726
Societe Television Francaise 1	121,166	2,089,716
Total SA	39,585	1,922,802
Vivendi SA	35,997	907,969
		10,351,121
Germany—1.5%
RTL Group SA	14,780	1,335,664
Hong Kong—1.1%
BOC Hong Kong Holdings, Ltd.	239,500	1,001,064
Description	Shares	Value
India—1.6%
Indiabulls Housing Finance, Ltd.	154,973	$1,513,956
Ireland—0.5%
Seagate Technology PLC	8,600	408,500
Israel—2.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	1,538,059	2,620,522
Italy—2.9%
Eni SpA	68,699	1,219,297
Mediolanum SpA	86,534	713,896
Snam SpA	162,935	775,274
		2,708,467
Japan—2.0%
Japan Tobacco, Inc.	34,100	1,214,961
Yumeshin Holdings Co., Ltd.	103,600	660,277
		1,875,238
Macau—3.4%
MGM China Holdings, Ltd.	296,400	484,852
Sands China, Ltd.	462,400	1,550,967
Wynn Macau, Ltd.	684,800	1,137,866
		3,173,685
Mexico—1.0%
Fibra Uno Administracion SA de CV REIT	394,200	937,503
Norway—0.7%
Telenor ASA	28,583	626,311
Russia—1.3%
Mobile TeleSystems OJSC Sponsored ADR	120,680	1,180,250
South Africa—1.8%
Vodacom Group, Ltd.	144,047	1,642,226
Sweden—1.5%
Swedbank AB, A Shares	60,167	1,402,954
Switzerland—1.2%
Cembra Money Bank AG	18,093	1,103,055
Taiwan—8.0%
Chicony Electronics Co., Ltd.	266,000	713,828
Hon Hai Precision Industry Co., Ltd.	212,000	666,483
Radiant Opto-Electronics Corp.	284,660	1,056,364
Siliconware Precision Industries Co., Ltd.	1,773,000	2,715,139
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	96,085	2,182,090
		7,333,904

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2015 (unaudited)

Description	Shares	Value
Thailand—0.5%
Pruksa Real Estate Public Co. Ltd. (a)	660,600	$493,854
United Kingdom—6.9%
Anglo American PLC	61,315	884,894
Infinis Energy PLC	486,966	1,484,382
St James’s Place PLC	67,291	957,923
UBM PLC	94,841	796,506
Vodafone Group PLC	607,123	2,192,635
		6,316,340
United States—31.4%
Artisan Partners Asset Management, Inc., Class A	30,224	1,404,207
Blackstone Mortgage Trust, Inc., Class A	83,859	2,332,957
CBL & Associates Properties, Inc. REIT	44,185	715,797
CenturyLink, Inc.	35,533	1,043,960
Cisco Systems, Inc.	88,092	2,419,006
ConocoPhillips	47,886	2,940,679
International Business Machines Corp.	6,150	1,000,359
International Paper Co.	24,157	1,149,632
Kinder Morgan, Inc.	41,500	1,593,185
Kohl’s Corp.	10,221	639,937
LaSalle Hotel Properties REIT	27,531	976,249
Lexington Realty Trust REIT	84,936	720,257
Maxim Integrated Products, Inc.	21,920	757,884
Medical Properties Trust, Inc. REIT	41,785	547,801
PacWest Bancorp	66,551	3,111,925
Pattern Energy Group, Inc.	42,977	1,219,687
People’s United Financial, Inc.	91,070	1,476,245
Pfizer, Inc.	42,842	1,436,492
Qualcomm, Inc.	9,607	601,687
TAL International Group, Inc.	21,000	663,600
The Procter & Gamble Co.	14,604	1,142,617
Tronox, Ltd., Class A	71,175	1,041,290
		28,935,453
Total Common Stocks (Identified cost $99,632,769)		91,378,359
Preferred Stocks—2.3%
United States—2.3%
Capital One Financial Corp., Series B	39,496	973,576
JPMorgan Chase & Co., Series P	23,179	546,561
Regions Financial Corp., Series A	23,599	593,987
Total Preferred Stocks (Identified cost $1,987,324)		2,114,124
Description	Principal Amount (000) (b)	Value
Foreign Government Obligations—10.6%
Brazil—0.6%
Brazil NTN-B:
6.00%, 08/15/16	273	$230,943
6.00%, 08/15/18	460	387,212
		618,155
Colombia—0.1%
Republic of Colombia, 12.00%, 10/22/15	188,000	73,582
Hungary—1.2%
Hungary Government Bond, 7.50%, 11/12/20	257,210	1,108,019
Indonesia—0.8%
Indonesia Government Bond, 7.875%, 04/15/19	9,937,000	740,883
Mexico—3.0%
Mexican Bonos, 4.75%, 06/14/18	25,300	1,616,214
Mexican Udibonos, 2.50%, 12/10/20	17,677	1,140,715
		2,756,929
Romania—1.4%
Romania Government Bonds:
5.85%, 04/26/23	4,180	1,166,214
5.80%, 07/26/27	380	105,473
		1,271,687
Serbia—0.8%
Serbia Treasury Bonds:
10.00%, 03/20/21	33,930	332,022
10.00%, 06/05/21	42,530	417,025
		749,047
South Africa—1.3%
Republic of South Africa:
8.00%, 12/21/18	6,149	512,577
8.25%, 03/31/32	9,110	713,807
		1,226,384
Uganda—0.7%
Uganda Government Bond, 12.875%, 05/19/16	742,700	217,840
Uganda Treasury Bills:
0.00%, 09/03/15	688,000	204,160
0.00%, 09/17/15	324,000	95,477
0.00%, 10/29/15	528,900	153,778
		671,255

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2015 (unaudited)

Description	Principal Amount (000) (b)	Value
Uruguay—0.3%
Republica Orient Uruguay, 5.00%, 09/14/18	6,699	$251,809
Zambia—0.4%
Zambia Government Bond, 11.00%, 05/26/20	4,320	366,563
Total Foreign Government Obligations
(Identified cost $11,052,477)		9,834,313

Description	Shares	Value
Short-Term Investment—3.3%
State Street Institutional Treasury Money Market Fund (Identified cost $3,023,848)	3,023,848	$3,023,848
Total Investments—115.3%
(Identified cost $115,696,418) (c), (d)		$106,350,644
Liabilities in Excess of Cash and Other Assets—(15.3)%		(14,120,789)
Net Assets—100.0%		$92,229,855

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
CLP	BNP	07/09/15	442,534,400	$704,000	$691,768	$—	$12,232
CLP	HSB	07/27/15	453,350,700	726,000	707,561	—	18,439
CLP	HSB	08/18/15	435,708,000	684,000	678,636	—	5,364
CNH	HSB	07/10/15	5,715,261	919,000	920,132	1,132	—
CNH	HSB	04/14/16	4,673,978	728,000	739,446	11,446	—
CNY	HSB	09/10/15	9,176,194	1,454,000	1,472,977	18,977	—
COP	SCB	07/22/15	1,564,526,600	611,000	599,280	—	11,720
DOP	CIT	07/08/15	10,975,140	241,000	243,914	2,914	—
DOP	CIT	08/07/15	21,894,000	483,738	484,677	939	—
DOP	CIT	08/13/15	7,787,700	170,000	172,179	2,179	—
DOP	CIT	09/14/15	7,842,100	170,000	172,204	2,204	—
DOP	CIT	10/07/15	21,267,180	456,084	464,643	8,559	—
DOP	CIT	06/30/16	10,975,140	228,554	225,692	—	2,862
EGP	CIT	08/17/15	1,886,500	245,000	244,328	—	672
EGP	JPM	07/20/15	1,862,000	245,000	243,074	—	1,926
EUR	CIT	07/13/15	576,000	653,386	642,249	—	11,137
EUR	CIT	08/27/15	330,000	367,900	368,181	281	—
EUR	JPM	07/06/15	863,551	973,308	962,784	—	10,524
EUR	JPM	08/24/15	863,551	967,224	963,423	—	3,801
EUR	UBS	09/08/15	509,014	575,000	568,008	—	6,992
HUF	BRC	07/10/15	196,247,745	699,000	693,486	—	5,514
IDR	JPM	03/24/16	11,514,360,000	816,621	818,219	1,598	—
INR	HSB	08/21/15	75,222,520	1,160,000	1,169,795	9,795	—
INR	JPM	07/13/15	31,064,880	492,000	486,780	—	5,220
INR	SCB	07/13/15	50,887,950	795,000	797,403	2,403	—
INR	SCB	07/27/15	37,938,780	593,443	592,880	—	563
JPY	UBS	07/01/15	96,270,420	778,934	786,619	7,685	—
KES	CIT	07/20/15	16,802,460	171,000	168,613	—	2,387
KES	CIT	08/18/15	16,905,060	171,000	168,723	—	2,277
KES	JPM	07/06/15	23,128,000	236,000	232,686	—	3,314
KRW	SCB	07/13/15	1,588,513,680	1,417,000	1,423,745	6,745	—
KRW	UBS	07/27/15	636,144,000	575,107	569,982	—	5,125
KWD	BNP	08/06/15	173,514	605,000	573,325	—	31,675
KWD	CIT	08/18/15	7,616	26,028	25,156	—	872
KWD	CIT	08/18/15	141,763	494,000	468,259	—	25,741
MYR	JPM	07/22/15	1,731,636	467,000	458,229	—	8,771
MYR	JPM	08/04/15	3,392,589	916,000	896,829	—	19,171
MYR	SCB	08/26/15	1,399,826	372,245	369,460	—	2,785
PHP	HSB	07/29/15	42,033,820	937,000	930,817	—	6,183
PHP	SCB	08/17/15	37,413,750	825,000	827,668	2,668	—
PLN	JPM	07/06/15	3,568,323	962,000	948,935	—	13,065
RON	JPM	09/10/15	249,986	63,000	62,221	—	779
RSD	CIT	07/13/15	19,047,389	176,791	176,283	—	508
RSD	CIT	08/27/15	9,962,900	93,901	91,881	—	2,020
SGD	HSB	07/10/15	650,736	489,957	483,097	—	6,860
THB	BRC	07/23/15	16,804,500	498,768	497,185	—	1,583
THB	SCB	07/23/15	14,520,390	431,000	429,607	—	1,393

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2015 (unaudited)

Forward Currency Purchase Contracts open at June 30, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
TRY	JPM	07/08/15	1,438,051	$527,000	$535,469	$8,469	$—
TRY	JPM	07/24/15	2,581,432	955,000	956,811	1,811	—
UGX	BRC	07/08/15	1,760,293,000	586,178	532,112	—	54,066
UGX	BRC	07/20/15	545,413,000	179,000	164,246	—	14,754
UGX	CIT	08/24/15	545,195,000	174,854	162,572	—	12,282
UGX	CIT	08/24/15	742,840,000	245,000	221,508	—	23,492
UYU	CIT	07/22/15	19,073,340	705,636	701,656	—	3,980
ZAR	JPM	07/20/15	6,231,163	499,000	510,602	11,602	—
ZAR	SCB	07/20/15	1,866,218	153,000	152,924	—	76
ZMW	BRC	02/23/16	2,121,840	252,000	255,266	3,266	—
ZMW	CIT	08/18/15	1,143,040	152,000	149,241	—	2,759
ZMW	CIT	09/08/15	4,082,712	536,000	528,163	—	7,837
ZMW	SCB	07/02/15	1,546,811	206,931	206,241	—	690
ZMW	SCB	08/18/15	660,311	86,202	86,213	11	—
Total Forward Currency Purchase Contracts				$32,122,790	$31,876,063	$104,684	$351,411

Forward Currency Sale Contracts open at June 30, 2015:

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
BRL	CIT	02/18/16	704,363	$225,000	$209,632	$15,368	$—
BRL	UBS	07/22/15	1,349,486	439,000	430,998	8,002	—
DOP	CIT	07/08/15	10,975,140	243,892	243,914	—	22
EUR	CIT	08/27/15	78,104	93,901	87,140	6,761	—
EUR	JPM	07/06/15	863,551	966,569	962,784	3,785	—
EUR	JPM	07/24/15	428,000	477,856	477,293	563	—
EUR	JPM	08/24/15	4,698,635	5,358,921	5,242,045	116,876	—
JPY	CIT	09/11/15	141,664,452	1,132,578	1,158,552	—	25,974
JPY	HSB	08/18/15	77,917,560	654,000	637,005	16,995	—
JPY	SCB	07/23/15	98,303,200	824,000	803,428	20,572	—
JPY	UBS	07/01/15	43,743,760	353,000	357,427	—	4,427
JPY	UBS	07/01/15	52,526,660	423,000	429,192	—	6,192
JPY	UBS	10/01/15	96,270,420	779,853	787,622	—	7,769
KES	CIT	07/06/15	23,128,000	233,380	232,685	695	—
KWD	CIT	08/06/15	173,514	592,805	573,325	19,480	—
KWD	CIT	08/18/15	149,379	510,000	493,415	16,585	—
MXN	BRC	09/25/15	1,140,967	73,635	72,163	1,472	—
PLN	JPM	07/06/15	3,568,323	973,308	948,935	24,373	—
RON	JPM	09/10/15	5,321,598	1,325,000	1,324,546	454	—
RSD	CIT	07/13/15	69,720,480	653,386	645,260	8,126	—
RSD	CIT	08/27/15	40,068,600	367,900	369,526	—	1,626
SGD	HSB	07/10/15	650,736	488,853	483,097	5,756	—
TRY	JPM	07/08/15	162,359	59,000	60,456	—	1,456
UGX	BRC	07/08/15	490,032,000	166,000	148,130	17,870	—
UGX	BRC	07/08/15	1,270,261,000	431,768	383,982	47,786	—
UGX	CIT	08/24/15	900,470,000	265,000	268,512	—	3,512

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2015 (unaudited)

Forward Currency Sale Contracts open at June 30, 2015 (concluded):

			Foreign	US $ Cost	US $
		Expiration	Currency	on Origination	Current	Unrealized	Unrealized
Currency	Counterparty	Date	Amount	Date	Value	Appreciation	Depreciation
ZAR	CIT	07/20/15	6,231,756	$505,688	$510,650	$—	$4,962
ZMW	SCB	07/02/15	660,311	88,041	88,041	—	—
ZMW	SCB	07/02/15	886,500	120,000	118,200	1,800	—
Total Forward Currency Sale Contracts				$18,825,334	$18,547,955	333,319	55,940
Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$438,003	$407,351

Currency Abbreviations:									Counterparty Abbreviations:
BRL	—	Brazilian Real	INR	—	Indian Rupee	RSD	—	Serbian Dinar	BNP	—	BNP Paribas SA
CLP	—	Chilean Peso	JPY	—	Japanese Yen	SGD	—	Singapore Dollar	BRC	—	Barclays Bank PLC
CNH	—	Yuan Renminbi	KES	—	Kenyan Shilling	THB	—	Thai Baht	CIT	—	Citibank NA
CNY	—	Chinese Renminbi	KRW	—	South Korean Won	TRY	—	New Turkish Lira	HSB	—	HSBC Bank USA NA
COP	—	Colombian Peso	KWD	—	Kuwaiti Dinar	UGX	—	Ugandan Shilling	JPM	—	JPMorgan Chase Bank NA
DOP	—	Dominican Republic Peso	MXN	—	Mexican New Peso	UYU	—	Uruguayan Peso	SCB	—	Standard Chartered Bank
EGP	—	Egyptian Pound	MYR	—	Malaysian Ringgit	ZAR	—	South African Rand	UBS	—	UBS AG
EUR	—	Euro	PHP	—	Philippine Peso	ZMW	—	Zambian Kwacha
HUF	—	Hungarian Forint	PLN	—	Polish Zloty
IDR	—	Indonesian Rupiah	RON	—	New Romanian Leu

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2015 (unaudited)

(a)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under accounting principles generally accepted in the United States of America (“GAAP”) hierarchy – see Note 10.
(b)	Principal amount denominated in respective country’s currency.
(c)	For federal income tax purposes, the aggregate cost was $115,696,418, aggregate gross unrealized appreciation was $3,917,633, aggregate gross unrealized depreciation was $13,263,407, and the net unrealized depreciation was $9,345,774.
(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
OJSC	— Open Joint Stock Company
REIT	— Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):
Alcohol & Tobacco	2.4%
Banking	16.0
Chemicals	1.1
Commercial Services	2.1
Construction & Engineering	0.7
Electric	4.8
Energy Exploration & Production	3.2
Energy Integrated	4.1
Energy Services	1.7
Financial Services	6.4
Forest & Paper Products	1.3
Gas Utilities	0.8
Household & Personal Products	2.9
Housing	0.8
Insurance	5.9
Leisure & Entertainment	8.6
Manufacturing	0.8
Metals & Mining	1.0
Pharmaceutical & Biotechnology	1.6
Real Estate	6.8
Retail	1.4
Semiconductors & Components	7.3
Technology Hardware	6.3
Telecommunications	11.1
Transportation	2.3
Subtotal	101.4
Foreign Government Obligations	10.6
Short-Term Investment	3.3
Total Investments	115.3%

* Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2015 (unaudited)

ASSETS
Investments in securities, at value (cost $115,696,418)	$106,350,644
Foreign currency, at value (cost $191,146)	190,640
Receivables for:
Dividends and interest	892,204
Investments sold	27,214
Gross unrealized appreciation on forward currency contracts	438,003
Total assets	107,898,705

LIABILITIES
Payables for:
Management fees	91,069
Investments purchased	512,227
Line of credit outstanding	14,569,000
Gross unrealized depreciation on forward currency contracts	407,351
Other accrued expenses and payables	89,203
Total liabilities	15,668,850
Net assets	$92,229,855

NET ASSETS
Paid in capital (Note 2(f))	$120,449,418
Distributions in excess of net investment income (Note 2(f))	(2,405,593)
Accumulated net realized loss	(16,491,135)
Net unrealized depreciation on:
Investments	(9,347,606)
Foreign currency and forward currency contracts	24,771
Net assets	$92,229,855

Shares of common stock outstanding*	6,880,183
Net asset value per share	$13.41
Market value per share	$11.66

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2015 (unaudited)

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes of $234,546)	$2,657,571
Interest (net of foreign withholding taxes of $9,651)	331,277
Total investment income	2,988,848

Expenses:
Management fees (Note 3)	545,416
Professional services	70,619
Custodian fees	59,018
Shareholders’ reports	31,912
Administration fees	30,632
Shareholders’ services	20,490
Shareholders’ meeting	11,408
Directors’ fees and expenses	2,121
Other	25,851
Total expenses before interest expense	797,467
Interest expense	43,928
Total expenses	841,395
Net investment income	2,147,453

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FORWARD CURRENCY CONTRACTS
Net realized loss on:
Investments	(367,399)
Foreign currency and forward currency contracts	(144,039)
Total net realized loss on investments, foreign currency and forward currency contracts	(511,438)
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized depreciation of foreign capital gains taxes of $1,832)	(3,522,994)
Foreign currency and forward currency contracts	152,045
Total net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(3,370,949)
Net realized and unrealized loss on investments, foreign currency and forward currency contracts	(3,882,387)
Net decrease in net assets resulting from operations	$(1,734,934)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2015 (unaudited)	Year Ended December 31, 2014
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income	$2,147,453	$5,875,546
Net realized gain (loss) on investments, foreign currency and forward currency contracts	(511,438)	7,212,550
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	(3,370,949)	(18,302,248)
Net decrease in net assets resulting from operations	(1,734,934)	(5,214,152)

Distributions to Stockholders (Note 2(f)):
From net investment income	(3,157,591)	(7,115,210)
Net decrease in net assets resulting from distributions	(3,157,591)	(7,115,210)
Total decrease in net assets	(4,892,525)	(12,329,362)
Net assets at beginning of period	97,122,380	109,451,742
Net assets at end of period*	$92,229,855	$97,122,380
*Includes distributions in excess of net investment income of (Note 2(f))	$(2,405,593)	$(1,395,455)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2015 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,734,934)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used by operating activities
Increase in dividends and interest receivable	(436,298)
Accretion of bond discount and amortization of bond premium	(22,943)
Inflation index adjustment	(10,492)
Decrease in other accrued expenses and payables	(18,646)
Net realized loss on investments, foreign currency and forward currency contracts	511,438
Net change in unrealized depreciation on investments, foreign currency and forward currency contracts	3,370,949
Purchase of long-term investments	(40,009,478)
Proceeds from disposition of long-term investments	37,326,738
Purchase of short-term investments, net	(911,110)
Net cash used by operating activities	(1,934,776)

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(3,157,591)
Gross drawdowns in line of credit balance	5,200,000
Net cash provided in financing activities	2,042,409

Effect of exchange rate changes on cash	(132,279)
Net decrease in cash and foreign currency	(24,646)

Cash and foreign currency:
Beginning balance	215,286
Ending balance	$190,640

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$33,992

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/15†	12/31/14	12/31/13	12/31/12	12/31/11	12/31/10
Net asset value, beginning of period	$14.12	$15.91	$14.44	$12.25	$13.90	$13.04
Income (loss) from investment operations:
Net investment income	0.31	0.85	0.59	0.55	0.63	0.62
Net realized and unrealized gain (loss)	(0.56)	(1.61)	1.82	2.44	(1.38)	1.09
Total from investment operations	(0.25)	(0.76)	2.41	2.99	(0.75)	1.71
Less distributions from (Note 2(f)):
Net investment income	(0.46)	(1.03)	(0.94)	(0.80)	(0.90)	(0.85)
Total distributions	(0.46)	(1.03)	(0.94)	(0.80)	(0.90)	(0.85)
Net asset value, end of period	$13.41	$14.12	$15.91	$14.44	$12.25	$13.90
Market value, end of period	$11.66	$13.10	$14.49	$12.55	$10.83	$12.82

Total Return based upon (a):
Net asset value	-1.90%	-5.14%	17.33%	25.18%	-5.67%	13.85%
Market value	-7.73%	-2.91%	23.59%	23.99%	-9.17%	23.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$92,230	$97,122	$109,452	$99,369	$84,289	$95,615
Ratios to average net assets (b):
Total expenses	1.76%	1.75%	1.91%	1.93%	2.06%	2.11%
Net investment income	4.49%	5.50%	3.92%	4.15%	4.67%	4.78%
Portfolio turnover rate	36%	71%	61%	77%	91%	67%
Asset coverage per $1,000 of loan outstanding (c)	$7,331	$11,366	$8,749	$9,901	$6,125	$9,688
Bank borrowing outstanding (in thousands)	$14,569	$9,369	$14,634	$11,164	$16,446	$11,006

†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. A period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2015 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—NAV per share is determined for the Fund on each day the NYSE is open for business. Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically and acts pursuant to delegated authority from the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by foreign countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income or capital gains (realized and unrealized) from the applicable portfolio securities.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date.

Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—It is the Fund’s policy to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to its stockholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

At December 31, 2014, the Fund had $15,708,046 of unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future capital gains, expiring in 2017.

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2014, the Fund elected to defer such losses as follows:

Late Year
Post October Capital	Ordinary Loss
Loss Deferral	Deferral
$(254,715)	$(707,187)

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Fund’s 2014 tax returns.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed income transactions, wash sales and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from January 2015 through June 2015, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2015, the effective management fee, as a percentage of the Fund’s average net assets, was 1.14%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement”.

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$ 500	$ 500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$ 9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and Lazard Alternative Emerging Markets 1099 Fund, a closed-end registered management investment company advised by an affiliate of the Investment Manager (the “1099 Fund”): (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director, and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The Statement of Operations shows the Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2015 were $40,521,705 and $37,201,571, respectively.

For the period ended June 30, 2015, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable: from January 1, 2015 to June 28, 2015, at the higher of the Federal Funds rate or Overnight LIBOR rate plus 0.75%, and from June 29, 2015 to June 30, 2015, at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.85%, on an annualized basis. Under the Agreement, the Fund has also agreed to pay a 0.15% per annum fee on the unused portion of the commitment (effective June 29, 2015, 0.25% per annum if the unused portion is equal to or exceeds 50% of the committed line amount), payable quarterly in arrears. During the period ended June 30, 2015, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate
$13,028,669	$14,569,000	0.88%

* For 181 days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate,

which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2015 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

Interest rate risk is usually greater for fixed-income securities with longer maturities or durations.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2015:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Investments	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2015
Assets:
Common Stocks*	$90,884,505	$493,854	$—	$91,378,359
Preferred Stocks*	2,114,124	—	—	2,114,124
Foreign Government Obligations*	—	9,834,313	—	9,834,313
Short-Term Investment	3,023,848	—	—	3,023,848
Other Financial Instruments**
Forward Currency Contracts	—	438,003	—	438,003
Total	$96,022,477	$10,766,170	$—	$106,788,647
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(407,351)	$—	$(407,351)

*	Please refer to Portfolio of Investments (page 7 through 9) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2015 (unaudited)

The common stock (see footnote (a) in the Notes to Portfolio of Investments) included in Level 2 was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than the security described in footnote (a) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. At June 30, 2015, securities valued at $48,007,154 were transferred from Level 2 to Level 1. There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2015.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2015, the notional amounts of purchases and sales of forward currency contracts were $189,846,484 and $188,750,768, respectively, with average notional exposure of approximately $55,500,000.

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2015:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$438,003
Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$407,351

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2015 was:

Amount
Realized Gain (Loss) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net realized loss on forward currency contracts	$(73,654)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Risk:
Net change in unrealized appreciation on forward currency contracts	$140,285

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2015, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2015:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$438,003	$—	$438,003

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2015 (unaudited)

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Received	Net Amounts
Barclays Bank PLC	$70,394	$(70,394)	$—	$—
Citibank NA	84,091	(84,091)	—	—
HSBC Bank USA NA	64,101	(36,846)	—	27,255
JPMorgan Chase Bank NA	169,531	(68,027)	—	101,504
Standard Chartered Bank	34,199	(17,227)	—	16,972
UBS AG	15,687	(15,687)	—	—
Total	$438,003	$(292,272)	$—	$145,731

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$407,351	$—	$407,351

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in
	Statement of	Financial	Collateral
Counterparty	Assets and Liabilities	Instruments	Pledged	Net Amounts
Barclays Bank PLC	$75,917	$(70,394)	$—	$5,523
BNP Paribas SA	43,907	—	—	43,907
Citibank NA	134,922	(84,091)	—	50,831
HSBC Bank USA NA	36,846	(36,846)	—	—
JPMorgan Chase Bank NA	68,027	(68,027)	—	—
Standard Chartered Bank	17,227	(17,227)	—	—
UBS AG	30,505	(15,687)	—	14,818
Total	$407,351	$(292,272)	$—	$115,079

12. Subsequent Events

Management has evaluated the possibility of subsequent events affecting the Fund’s financial statements and has determined that there were no such subsequent events that required adjustment or disclosure in the financial statements.

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 24, 2015, to vote on the following proposals. The proposals received the required number of votes of stockholders and were adopted.

Election of the following Directors:

•	Three Class III Directors (Ashish Bhutani, Franci J. Blassberg and Richard Reiss, Jr.) each to serve for a three-year term expiring at the 2018 Annual Meeting and/or until his or her successor is duly elected and qualified; and

•	One Class II Director (Trevor W. Morrison) to serve for a two-year term expiring at the 2017 Annual Meeting and/or until his successor is duly elected and qualified.

Director	For	Withhold Authority
Ashish Bhutani	3,815,242	2,405,560
Franci J. Blassberg	4,294,599	1,926,203
Trevor W. Morrison	6,058,803	161,999
Richard Reiss, Jr.	4,253,222	1,967,580

Portfolio Management Change

(unaudited)

Effective August 2015, the portfolio management team responsible for the World Equity Investments portfolio of the Fund is comprised of: Patrick Ryan, Kyle Waldhauer and Ronald Temple. A biography for Mr. Temple, which was not previously included in the Fund’s prospectus, is set forth below:

Ronald Temple, a Managing Director of the Investment Manager, is responsible for oversight of the Investment Manager’s US Equity and Multi Asset strategies. He is also a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Temple joined the Investment Manager in 2001 and had been working in the investment field since 1991.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age)	Position(s) with the Fund	Principal Occupation(s) and Other Public Company
Address(1)	(Since) and Term(2)	Directorships Held During the Past Five Years(2)
Board of Directors:
Class I – Directors with Term Expiring in 2016
Independent Director(3):
Robert M. Solmson (67)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)
Interested Director(4):
Charles L. Carroll (54)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)
Class II – Directors with Term Expiring in 2017
Independent Directors(3):
Kenneth S. Davidson (70)	Director (April 2005)	Davidson Capital Management Corporation, an investment manager, President (1978 - present)
Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)
Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)
Nancy A. Eckl (52)	Director (February 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 - present)
TIAA-CREF Funds (65 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)
TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)
American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)
Trevor W. Morrison (44)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present)
Columbia Law School, Professor of Law (2008 - 2013)
Office of Council to the President, The White House, Associate Counsel to the President (2009)
Class III – Directors with Term Expiring in 2018
Independent Directors(3):
Franci J. Blassberg (61)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)
Cornell Law School, Visiting Professor of Practice (2015 - present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)
Richard Reiss, Jr. (71)	Director (April 2005)	Georgica Advisors LLC, an investment manager, Chairman (1997 - present)
O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)
Interested Director(4):
Ashish Bhutani (55)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present)
Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the Lazard Funds (comprised of, as of July 31, 2015, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors (as defined below) are also board members of the 1099 Fund.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age)	Position(s) with the Fund
Address(1)	(Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Officers(3):
Nathan A. Paul (42)	Vice President	Managing Director and General Counsel of the Investment Manager
and Secretary
(April 2005)
Stephen St. Clair (56)	Treasurer	Vice President of the Investment Manager
(April 2005)
Mark R. Anderson (44)	Chief Compliance Officer	Director and Chief Compliance Officer of the Investment Manager (since
	(September 2014)	September 2014)
Senior Vice President, Counsel and Deputy Chief Compliance Officer of
AllianceBernstein L.P. (2004 - August 2014)
Tamar Goldstein (40)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President) and
	(February 2009)	Director of Legal Affairs (since July 2015) of the Investment Manager
Cesar A. Trelles (40)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration
	(April 2005)	Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other Lazard Funds and the 1099 Fund. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information

June 30, 2015 (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 8-9, 2015, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 39 active funds comprises approximately $30 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $276 million (as of April 30, 2015), of the approximately $180 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2015). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund continues to benefit significantly from the infrastructure and services provided by the Investment Manager’s global investment management platform and technology, operational and legal and compliance support. The Directors also considered information provided by the Investment

Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $30 billion fund complex not managed by a large, global firm such as the Investment Manager.

The Investment Manager representatives noted that the Investment Manager had historically provided certain administrative, operational and compliance assistance services in connection with the operation of the Fund, but that such services had been in addition to the investment advisory and other services that were contractually required by the Management Agreement currently in place. The Investment Manager representatives explained that the Management Agreement was proposed to be revised in order to include such services. The Investment Manager representatives reviewed the proposed revisions with the Directors and confirmed that no changes were proposed to the nature, extent or quality of services provided or to the Management Agreement’s terms related to investment advisory services.

Comparative Management Fee, Expense Ratio and Performance Information

Management Fees and Expense Ratios. The Directors reviewed comparative management fee, expense ratio and performance (through March 31, 2015) information prepared by Strategic Insight, noting the limitations of the Strategic Insight comparison group (the “Group”) as further discussed below, and broader Morningstar category (the “Category”).

The Directors also discussed the actual and contractual management fees and expense ratios (leveraged and unleveraged) for the Fund. They noted the methodology and assumptions used by Strategic Insight, including that management fee comparisons and the rankings used therein include administrative fees (which are paid to the Fund’s third party administrator that is not affiliated with the Investment Manager).

In reviewing Strategic Insight’s analysis, it was noted that the contractual management fee was below the Group medians

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)

June 30, 2015 (unaudited)

for common and managed assets and the expense ratio was below the Group median for common assets and above the Group median for managed assets (although below the median including investment-related expenses). The Directors noted management’s explanation regarding the lack of comparability of funds within the Group due to the Fund’s unique strategy of achieving leverage through currency investments. It also was noted that the Fund had the lowest average net assets in the Group (at both common and managed assets levels).

Performance. Strategic Insight’s performance analyses compared the Fund’s investment returns to those of the funds in the Group and Category over measurement periods up to ten years through March 31, 2015. Although year-to-date performance was provided by Strategic Insight, the Directors did not consider three-month performance to be relevant to their considerations and focused on longer-term performance.

The Directors noted that the Fund’s total annualized return (based on net asset value) was below the Group and Category medians for all periods ended March 31, 2015, and generally was in the fourth quartile of the Group and Category (lowest in the Group for the one-year and three-year performance period). The Directors, however, noted that no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in emerging markets currencies primarily through forward currency contracts and debt obligations denominated in emerging markets currencies. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies—that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)

June 30, 2015 (unaudited)

been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale
The Directors reviewed information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2014 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $180 billion global asset management business.

•	The Board was generally satisfied with the Fund’s overall performance, in light of the considerations described above.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was reasonable in light of the considerations discussed above.

•	The Board determined that, because the Fund is a closed-end fund without daily inflows and outflows of capital, the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement.

Lazard World Dividend & Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent shareholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 8, 2015

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 8, 2015